SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report April 17, 2002
                                         --------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


      1-3950                                              38-0549190
      -------                                             ----------
(Commission File Number)                       (IRS Employer Identification No.)


 One American Road, Dearborn,  Michigan                       48126
---------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------






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                                      -2-

Item 5.  Other Events.
---------------------

     Our news release dated April 17, 2002 concerning first quarter 2002 financial results, our supplemental first quarter 2002 financial information and first quarter 2002 financial statements, filed as Exhibits 20, 99.1 through 99.4 and 99.5, respectively, to this report, are incorporated by reference herein.

         In addition, our North American Production and Overseas Sales schedule dated April 17, 2002, filed as Exhibit 99.6 to this report, is incorporated by reference herein.

     To view slides summarizing our first quarter 2002 financial results, investors can visit the following web site: http://media.ford.com. Also, investors can access replays of a conference call with news media and security analysts to review our first quarter results that was hosted by Nick Scheele, Ford's President and Chief Operating Officer, and Martin Inglis, Ford's Group Vice President and Chief Financial Officer, which took place in the morning on April 17, 2002, by visiting one of the following web sites: www.shareholder.ford.com or www.streetevents.com.

     In the slides and in the conference call we indicated that we expect our second quarter 2002 earnings per share (excluding unusual items) to exceed by about nine cents the consensus security analysts' estimate for Ford, as reported by Thompson Financial/First Call (the "Consensus Estimate"), of 14 cents for the second quarter. We also indicated that we are comfortable with the Consensus Estimate for Ford of 11 cents per share for full year 2002.

         Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation: greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors; a significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth or other factors; lower-than-anticipated market acceptance of new or existing products; currency or commodity price fluctuations; economic difficulties in South America or Asia; the availability of fuel or higher fuel prices; a market shift from truck sales in the U.S.; lower-than-anticipated residual values for leased vehicles; a credit rating downgrade; labor or other constraints on our ability to restructure our business; increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions; work stoppages at key Ford or supplier facilities or other interruptions of supplies; the discovery of defects in vehicles resulting in delays in new model launches, recall campaigns, increased warranty costs or litigation; insufficient credit loss reserves; and our inability to implement our Revitalization Plan.

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                                      -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation           Description                         Method of Filing
-----------           -----------                         ----------------

Exhibit 20            News Release dated
                      April 17, 2002                     Filed with this Report

Exhibit 99.1          Selected Consolidated Detail       Filed with this Report

Exhibit 99.2          Vehicle Unit Sales Detail          Filed with this Report

Exhibit 99.3          Automotive Geographic and
                      Cost of Sales Detail               Filed with this Report

Exhibit 99.4          First Quarter 2002 Data
                      Sheet                              Filed with this Report

Exhibit 99.5          First Quarter 2002
                      Financial Statements               Filed with this Report

Exhibit 99.6          North American Production
                      and Overseas Sales schedule
                      dated April 17, 2002               Filed with this Report




                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR COMPANY
                                            -----------------------------------
                                            (Registrant)


Date:  April 17, 2002                       By: /s/Peter Sherry, Jr.
                                                -------------------------------
                                                Peter Sherry, Jr.
                                                Assistant Secretary


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                                      -4-


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 20            News Release dated
                      April 17, 2002                     Filed with this Report

Exhibit 99.1          Selected Consolidated Detail       Filed with this Report

Exhibit 99.2          Vehicle Unit Sales Detail          Filed with this Report

Exhibit 99.3          Automotive Geographic and
                      Cost of Sales Detail               Filed with this Report

Exhibit 99.4          First Quarter 2002 Data
                      Sheet                              Filed with this Report

Exhibit 99.5          First Quarter 2002
                      Financial Statements               Filed with this Report

Exhibit 99.6          North American Production
                      and Overseas Sales schedule
                      dated April 17, 2002               Filed with this Report